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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington DC 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            October 19, 1998
                             Date of Report
                           (October 17, 1998)
                   (Date of earliest event reported)


                              HBO & COMPANY
          (Exact name of registrant as specified in its charter)


                                Delaware
             (State or other jurisdiction of incorporation)


           0-9900                                  37-0986839
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   (Commission File Number)              (Employer Identification No.)


       301 Perimeter Center North
              Atlanta, GA                                   30346
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(Address of principal executive offices)                  (Zip Code)


                               (770) 393-6000
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               Registrant's telephone number, including area code


                        Exhibit Index on page 2 of 8

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Item 5: Other Events
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   On October 18, 1998, McKesson Corporation and HBO & Company (HBOC)
announced that the two companies have signed a definitive agreement for McKesson to acquire HBOC. Terms of the merger call for each HBOC shareholder to receive .37 shares of McKesson common stock for each share of HBOC stock in a tax-free exchange. The merger, which is subject to regulatory approval, McKesson and HBOC shareholder approval and other customary conditions, will be accounted for as a pooling of interests and is anticipated to close in the first quarter of 1999. Further information regarding the proposed merger is set forth in the press release attached hereto as Exhibit 99, which is hereby incorporated by reference herein.



Item 7: Financial Statements and Exhibits

   (c) Exhibits

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

       Exhibit No.                  Description                           Page
      ------------------------------------------------------------------------

       99            HBO & Company News Release dated October 18, 1998     4

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HBO & COMPANY
                                        (Registrant)

Date: October 19, 1998

                                        /s/ Jay P. Gilbertson
                                        --------------------------------------
                                        Jay P. Gilbertson
                                        President, Co-Chief Operating Officer,
                                        Chief Financial Officer, Treasurer,
                                        Principal Accounting Officer,
                                        and Secretary



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